Exhibit 10.11

FIRST AMENDMENT TO

TARGA RESOURCES INVESTMENTS INC.

2005 STOCK INCENTIVE PLAN

WHEREAS, Targa Resources Investments Inc. (the “Company”) has adopted the Targa Resources Investments Inc. 2005 Stock Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 7 of the Plan, the Board of Directors of the Company (the “Board”) or the committee appointed by the Board to administer the Plan may amend the Plan;

WHEREAS, the Company desires to amend Section 4(a) of the Plan to allow an additional 1,115,500 shares of Restricted Stock to be awarded under the Plan;

NOW, THEREFORE, the Plan shall be amended as follows effective as of May 1, 2007:

1. The reference to “6,178,382” in Section 4(a) of the Plan shall be deleted, and a reference to “7,293,882” shall be substituted therefor.

2. Capitalized terms used but not defined herein shall have the meanings attributable to them in the Plan.

3. As amended hereby, the Plan is specifically ratified and reaffirmed.

IN WITNESS WHEREOF, the undersigned has executed this First Amendment to Targa Resources Investments Inc. 2005 Stock Incentive Plan to be effective as of May 1, 2007.

TARGA RESOURCES INVESTMENTS INC.

By:	/s/ Rene R. Joyce
Name:	Rene R. Joyce
Title:	Chief Executive Officer